UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2021

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972. 665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 21, 2021, Cinemark USA, Inc. (“Cinemark USA,” “we,” “us” and “our”), a wholly-owned subsidiary of Cinemark Holdings, Inc. (“Cinemark Holdings”), sent a conditional notice of optional redemption (the “Conditional Redemption Notice”) to Wells Fargo Bank, N.A., as trustee (the “Trustee”), electing to effect an optional redemption, subject to the Condition Precedent referred to below, on June 21, 2021 or, if later, the Delayed Redemption Date referred to below (the “Redemption Date”), of $755,000,000 in aggregate principal amount of Cinemark USA’s outstanding 4.875% Senior Notes due 2023 (CUSIP No. 172441AZ0) (the “4.875% Notes”), which represents all 4.875% Notes outstanding as of the Redemption Date, at a cash redemption price equal to 100.000% of the principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date (the “Redemption Price”). The redemption is subject to the satisfaction of the following condition precedent (the “Condition Precedent”): the consummation of one or more financings, on terms and conditions acceptable to Cinemark USA in its sole and absolute discretion, that, collectively, provide net proceeds sufficient to pay the Redemption Price in full on the 4.875% Notes and all fees and expenses related to such financings and the redemption. If the Condition Precedent is not satisfied as of the original Redemption Date, then, in Cinemark USA’s discretion, (i) if Cinemark USA provides written notice to the Trustee and the holders of the 4.875% Notes (each, a “Holder”) at any time prior to the original Redemption Date that the Condition Precedent will not be satisfied as of the original Redemption Date, then, the original Redemption Date may be delayed until such time as the Condition Precedent shall be satisfied (such delayed date of redemption, the “Delayed Redemption Date”), or (ii) such redemption may not occur and the Conditional Redemption Notice may be rescinded and of no force or effect for any purpose. Following the redemption, no 4.875% Notes will remain outstanding.

If the Condition Precedent has been satisfied, on and after the Redemption Date, interest on the 4.875% Notes will cease to accrue in accordance with the indenture governing the 4.875% Notes, unless Cinemark USA defaults in paying the Redemption Price, and the only remaining right of Holders of the 4.875% Notes will be to receive payment of the Redemption Price.

This Current Report on Form 8-K does not constitute a redemption notice and is qualified in its entirety by reference to the Conditional Redemption Notice.

The information described in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by Cinemark USA under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to the proposed refinancing transactions and the redemption of the 4.875% Notes, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors”section or other sections in, or incorporated by reference to, Cinemark USA’s Annual Report on Form 10-K filed March 3, 2021, as updated by the information included in our Current Report on Form 8-K filed on March 4, 2021, including the documents incorporated by reference therein, and Quarterly Report on Form 10-Q filed on May 10, 2021. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

Date: May 21, 2021	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and Secretary